CAMFLO INTERNATIONAL INC.
Suite 1205 – 789 West Pender Street
Vancouver, BC   V6C 1H2

Telephone: 604.685.9181   Fax: 604.685.9182

P R O X Y

This proxy is solicited by the management of CAMFLO INTERNATIONAL INC. (the “Company”).  The undersigned hereby appoints Thomas Doyle, President of the Company, or failing him, Gregory Burnett, Director of the Company, or instead of either of the foregoing, (insert name) __________________________________, as nominee of the undersigned, with full power of substitution, to attend and vote on behalf of the undersigned at the Special Meeting to be held at the offices of Lang Michener LLP, Suite 1500, 1055 West Georgia Street, Vancouver, BC  V6E 4N7, on September 22, 2004, at 11:00 a.m., local time, and at any adjournment thereof, and directs the nominee to vote or abstain from voting the shares of the undersigned in the manner indicated below:

1.

Approval of Amalgamation

Vote For  Against  the special resolution approving the amalgamation of the Company and Camflo International Inc. pursuant to the provisions of section 181 of the Business Corporations Act (Alberta), all as set forth in the Information Circular prepared for the Meeting.

2.

Approval of Stock Option Plan

Vote For  Against  the resolution to approve a formal stock option plan, as more particularly set out in the Information Circular prepared for the Meeting.

THE UNDERSIGNED HEREBY REVOKES ANY PRIOR PROXY OR PROXIES.

DATED:  _______________________________________________________, 2004.

Signature of Shareholder

(Please print name here)

A proxy will not be valid unless the completed, signed and dated form of proxy is delivered to the office of Computershare Trust Company of Canada, Proxy Department, by fax to (1-866-249-7775) or by mail or by hand to 100 University Avenue, Toronto, Ontario, M5J 2Y1, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the proxy is to be used.

Any one of the joint holders of a Share may sign a form of proxy in respect of the Share but, if more than one of them is present at the meeting or represented by proxyholder, the one of them whose name appears first in the register of members in respect of the Share, or that one’s proxyholder, will alone be entitled to vote in respect thereof.  Where the form of proxy is signed by a company, either its corporate seal must be affixed to the form of proxy or the form of proxy should be signed by the company under the hand of an officer or attorney duly authorized in writing, which authorization must accompany the form of proxy.

A shareholder has the right to appoint a person, other than either of the nominees designated in this form of proxy, who need not be a shareholder, to attend and act for and on behalf of the shareholder at the Meeting and may do so by inserting the name of that other person in the blank space provided for that purpose in this form of proxy or by completing another suitable form of proxy.

The Shares represented by the proxy will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot, and where a choice with respect to a matter to be acted on is specified the Shares will be voted on a ballot in accordance with that specification.  This proxy confers discretionary authority with respect to matters identified or referred to in the accompanying Notice for the Meeting for which no instruction is given, and with respect to other matters that may properly come before the Meeting other than voting for a nominee for Director who is not specified in the proxy.  In respect of a matter so identified or referred to for which no instruction is given, the nominees named in this proxy will vote shares represented thereby FOR the approval of such matter.